Supplement, dated July 30, 2010

to Prospectus, dated May 1, 2010

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

457 CONTRACTS

I.

On Pages 1 and 2 of the Prospectus, the Annual Separate Account Expenses tables, including preamble and footnotes, are hereby deleted in their entirety and replaced with the following:

II.   Annual Separate Account Expenses.    The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

The maximum aggregate Annual Separate Account Expenses has been increased from 2.15% to 2.50% as of May 1, 2010.

			Reduced		Reduced
			Tier 1		Tier 2
	Standard		Fees (4)		Fees (5)		Maximum
Annual Contract Fee	$24	(1)	$24	(1)	$24	(1)	$24
Separate Account Annual Expenses
(as a percentage of average net assets)
Expense Risk Fee	.20%		.20%		.20%		up to 2.50%
Administrative Charges	.50%		.15	%(3)(4)	.20	%(3)(5)	up to 2.50%
Distribution Expense Charge	.50%		.15	%(3)(4)	.20	%(3)(5)	up to 2.50%
Total Separate Account Annual Expenses	1.20	%(3)	.50	%(3)(4)	.60	%(3)(5)	2.50%

(1)          Annual Contract Fee: Waiver. The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term “Monthly Participant Charge”. Unless you use eDocuments, (See “Definitions we use in this Prospectus” for a description of eDocuments) you pay the lesser of a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value. An employer may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. We currently do not impose this charge each month if you meet the conditions listed in “Charges You or Your Employer Will Pay—Monthly Participant Charge.”

(2)          Reduced Fees. Plans may become eligible for the Tier 1 Reduced Fee and Tier 2 Reduced Fee if they have minimum amounts of assets in the Separate Account ($2 million for the Tier 2 Reduced Fee and $5 million for the Tier 1 Reduced Fee) and satisfy the other criteria specified in “Charges You or Your Employer Will Pay” and “Charges under the Contracts.”

(3)          Adviser Reimbursements.    All Plans with assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide. The effect of the reimbursements on all Plans is more specifically discussed under “Charges You or Your Employer Will Pay” and “Charges under the Contracts.”

(4) Tier 1 Reduced Fees. Plans may become eligible for the Tier 1 Reduced Fee if they have minimum amounts of assets in the Separate Account of $5 million and satisfy the other criteria specified in “Charges You or Your Employer Will Pay” and “Charges Under the Contracts.”

(5) Tier 2 Reduced Fees. Plans may become eligible for the Tier 2 Reduced Fee if they have minimum amounts of assets in the Separate Account of $2 million and satisfy the other criteria specified in “Charges You or Your Employer Will Pay” and “Charges Under the Contracts.”

II.

Pages 5 and 6 of the Prospectus, beginning with the heading “Charges under the Contracts,” are hereby deleted in their entirety and replaced with the following:

We deduct several charges from the net assets of each Separate Account Fund. Refer to “Charges You or Your Employer Will Pay.” Plans with minimum amounts of assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail below. In addition, all Plans with assets invested in the American Century VP Asset Appreciation Fund and the Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursements we receive from service providers to those funds, as is discussed in more detail below and in “Charges You or Your Employer Will Pay.”

Together, these charges are referred to as the Total Separate Account Annual Expenses. The Total Separate Account Annual Expenses are:

The standard charges, totaling 1.20%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund and Fidelity VP Funds, include:

•              An administrative expense charge at an annual rate of 0.50%, and is reduced by reimbursements from certain fund advisers. See “Charges You or Your Employer Will Pay”;

•              A charge at an annual rate of 0.50% for expenses related to the distribution of the Contracts, and is reduced by reimbursements from certain fund advisers. See “Charges You or Your Employer Will Pay”; and

•              A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

The maximum aggregate Annual Separate Account Expenses has been increased from 2.15% to 2.50% as of May 1, 2010.

Tier 1 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, the Tier 1 Reduced Fee is 0.50% for Plans of Employers meeting the following criteria: (a) the Plan uses Hotline Plus, (b) the Plan has assets in the Separate Account of at least $5 million on August 1, 2010, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 1 Reduced Fee, it must maintain assets of at least $4.8 million as of the last day of a calendar quarter to remain eligible for the following calendar quarter. Existing Plans that are eligible for the Reduced Fee meeting the other criteria for eligibility described in this section and that have $5 million or more in assets in the Separate Account on August 1, 2010 will be eligible for the Tier 1 Reduced Fee. Loss of eligibility for failure to maintain at least $4.8 million for the Tier 1 Reduced Fee will occur for any reason such as, for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 1 Reduced Fee will be lost irrespective of the amount of a Plan’s assets in the Separate Account, if the Plan at any time does not use Hotline Plus. Eligibility for the Tier 1 Reduced Fee is determined for new Plans on the date the Plan’s assets are received by us and we begin providing administrative services.

• The Tier 1 Reduced Fee of 0.50% is further reduced to 0.25% for assets invested in the American Century VP Capital Appreciation Fund and 0.40% for assets invested in the Fidelity VIP Funds. For more information, see Charges You or Your Employer Will Pay—Separate Account Charge.

Tier 2 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans of Employers meeting the following criteria: (a) the Plan uses Hotline Plus, (b) the Plan has assets in the Separate Account of at least $2 million on August 1, 2010, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 2 Reduced Fee, it must maintain assets of at least $1.8 million as of the last day of a calendar quarter to remain eligible for the following calendar quarter. Existing Plans eligible for the Reduced Fee on August 1, 2010meeting the other criteria for eligibility described in this section that have $1.8 million or more in assets in the Separate Account on August 1, 2010will remain eligible for the Tier 2 Reduced Fee. Loss of eligibility for failure to maintain at least $1.8 million for the Tier 2 Reduced Fee will occur for any reason such as, for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 2 Reduced Fee will be lost irrespective of the amount of a Plan’s assets in the Separate Account, if the Plan at any time does not use Hotline Plus. Eligibility for the Tier 2 Reduced Fee is determined for new Plans on the date the Plan’s assets are received by us and we begin providing administrative services.

• The Tier 2 Reduced Fee is further reduced to 0.35% for assets in the American Century VP Capital Appreciation Fund and 0.50% for assets in the Fidelity VIP Funds. For more information, see Charges You or Your Employer Will Pay—Separate Account Charge.

Aggregation Rule. Solely for purposes of determining whether a Plan’s assets in this Separate Account meet the eligibility criteria for the Tier 1 Reduced Fees or Tier 2 Reduced Fees, the term “Employers” includes any entity affiliated with an Employer that is participating in the Employer’s Plan; however, each such affiliated entity must also be using Hotline Plus in order to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, applicable to the Employer.

Electronic Funds Transfer Requirement for Reduced Fees, commencing January 1, 2011. Beginning on January 1, 2011, in addition to meeting the threshold requirements for assets as set forth above, the Employer must also be remitting its contributions via the Company’s automated electronic funds transfer (EFT) system in order to be eligible for either Tier 1 Reduced Fees or the Tier 2 Reduced Fees. Also each affiliated entity of the Employer that is participating in the Employer’s Plan must also be remitting contributions via the Company’s automated EFT system in order for such affiliated entity to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, for which the Employer’s Plan is eligible. For more information, see “Charges You or Your Employer Will Pay.”

Unless you have consented to use eDocuments (see “Definitions we use in this Prospectus” for a description of eDocuments), we also deduct from your Account Value an Annual Contract Fee on a monthly basis. The monthly charge is $2.00 if you have an Account Value of $2,400 or more during the month, or 1/12 of 1% of the Account Value (which will be less than $2.00) if your Account Value is less than $2,400 in any month. We do not impose the Annual Contract Fee on a monthly basis for any month that your Plan has 500 or more Participants with Account Values or at least $5 million in Plan assets as of the last day of the month and your employer uses our Hotline Plus system. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. We also do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300. We also impose the Annual Contract Fee on a monthly basis for Participants who do not elect to use eDocuments or who discontinue using eDocuments, but we do not impose it for Participants meeting the conditions listed in “Charges You or Your Employer Will Pay—Monthly Participant Charges.” Refer to “Charges You or Your Employer Will Pay—Monthly Participant Charges.”

III.

Pages 17 and 18 of the Prospectus under the heading “Charges You or Your Employer Will Pay” are hereby deleted in their entirety, until the heading “Expenses of the Underlying Funds,” and replaced with the following:

•                  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and ..20% if the Tier 2 Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

•                  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced Fee is applicable).

•                  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced fee is applicable).

Electronic Funds Transfer Requirement for Reduced Fees, commencing January 1, 2011. Beginning on January 1, 2011, in addition to meeting the threshold requirements for assets as set forth above, the Employer must also be remitting its contributions via the Company’s automated electronic funds transfer (EFT) system in order to be eligible for either Tier 1 Reduced Fees or the Tier 2 Reduced Fees. Also each affiliated entity of the Employer that is participating in the Employer’s Plan must also be remitting contributions via the Company’s automated EFT system in order for such affiliated entity to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, for which the Employer’s Plan is eligible. For more information, see “Charges You or Your Employer Will Pay.” Eligibility for the Tier 1 Reduced Fee and Tier 2 Reduced Fee will be lost irrespective of the amount of a Plan’s assets in the Separate Account, if the Plan at any time does not use both Hotline Plus and, commencing January 1, 2011, make all remittances via the Company’s EFT system.

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

•                  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and ..20% if the Tier 2 Reduced Fee is applicable), except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

•                  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0.05% if the Tier 1 Reduced Fee is applicable and 0.05% if the Tier 2 Reduced Fee is applicable).

•                  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.20% if the Tier 2 Reduced fee is applicable).

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the length of the period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

•                  For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20% of the net assets of each Fund. We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

IV.

On Page 35 of the Prospectus, under the heading “Definitions We Use in This Prospectus,” delete the term “Change Date” from this section as it is no longer used within the Prospectus and therefore no longer a defined term.